CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

DERIVED INFORMATION  [6/15/05]

[$721,500,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,000,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date.  Approximately 24.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,680
Total Outstanding Loan Balance	$997,551,488*	Min	Max
Average Loan Current Balance	$129,890	$6,372	$944,333
Weighted Average Original LTV	82.8%**
Weighted Average Coupon	7.36%	4.75%	15.25%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	8.57%
Weighted Average Margin	5.90%	2.25%	9.79%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	85.1%
% Fixed	14.9%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,000,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.00	16	4,234,918	0.4	4.94	85.0	642
5.01 - 5.50	92	18,371,215	1.8	5.36	79.6	662
5.51 - 6.00	422	88,302,945	8.9	5.85	78.8	656
6.01 - 6.50	825	155,899,940	15.6	6.30	79.7	649
6.51 - 7.00	1,214	217,242,833	21.8	6.78	80.7	639
7.01 - 7.50	914	143,063,132	14.3	7.29	82.7	624
7.51 - 8.00	1,021	133,181,318	13.4	7.77	83.8	609
8.01 - 8.50	710	80,382,974	8.1	8.29	86.7	602
8.51 - 9.00	648	64,093,117	6.4	8.77	86.9	587
9.01 - 9.50	371	29,060,012	2.9	9.27	87.6	597
9.51 - 10.00	615	27,635,994	2.8	9.83	91.2	598
10.01 – 10.50	181	9,705,741	1.0	10.30	90.1	608
10.51 – 11.00	297	12,846,855	1.3	10.82	93.1	613
11.01 – 11.50	165	6,600,903	0.7	11.26	93.1	612
11.51 – 12.00	96	3,004,187	0.3	11.74	90.4	592
12.01 - 12.50	40	1,529,322	0.2	12.31	84.5	582
12.51 - 13.00	25	1,131,518	0.1	12.73	81.0	555
13.01 - 13.50	13	572,928	0.1	13.35	75.9	555
13.51 - 14.00	11	416,737	0.0	13.78	74.9	543
14.01 - 14.50	3	217,181	0.0	14.25	75.8	539
14.51 - 15.25	1	57,720	0.0	15.25	65.0	549
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	10	1,154,336	0.1	8.90	85.3	0
451 - 475	5	356,831	0.0	9.60	86.3	467
476 - 500	19	1,108,097	0.1	10.50	82.3	493
501 - 525	204	19,010,650	1.9	9.06	75.4	516
526 - 550	461	49,396,208	5.0	8.38	77.1	540
551 - 575	657	80,965,714	8.1	8.01	81.2	565
576 - 600	1,427	156,558,484	15.7	7.69	84.2	589
601 - 625	1,773	200,419,687	20.1	7.37	84.0	613
626 - 650	1,431	194,392,968	19.5	7.10	83.5	638
651 - 675	883	141,881,166	14.2	6.95	83.1	662
676 - 700	388	73,145,813	7.3	6.75	82.1	686
701 - 725	201	39,298,683	3.9	6.82	81.9	712
726 - 750	115	21,306,842	2.1	6.80	82.6	737
751 - 775	71	11,170,442	1.1	6.68	83.5	763
776 - 800	31	6,762,043	0.7	6.68	84.1	788
801 - 810	4	623,524	0.1	6.42	80.8	807
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
6,372 - 50,000	1,367	41,656,851	4.2	9.85	89.7	605
50,001 - 100,000	2,360	165,934,913	16.6	8.12	84.1	608
100,001 - 150,000	1,537	189,581,371	19.0	7.36	83.4	620
150,001 - 200,000	995	172,566,231	17.3	7.15	82.5	628
200,001 - 250,000	543	121,426,131	12.2	6.95	81.4	629
250,001 - 300,000	341	93,081,826	9.3	6.96	82.4	639
300,001 - 350,000	224	72,743,052	7.3	6.80	81.7	637
350,001 - 400,000	122	45,574,675	4.6	6.86	82.3	641
400,001 - 450,000	65	27,502,481	2.8	6.77	82.1	651
450,001 - 500,000	63	30,139,176	3.0	6.84	80.0	640
500,001 - 550,000	24	12,560,667	1.3	6.77	81.5	651
550,001 - 600,000	15	8,639,926	0.9	6.94	82.8	655
600,001 - 750,000	22	14,399,854	1.4	7.16	78.4	642
750,001 - 800,000	1	800,000	0.1	6.55	57.1	704
900,001 - 944,334	1	944,333	0.1	7.75	68.7	662
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
14.120 - 50.000	110	10,172,148	1.0	7.47	39.9	591
50.001 - 55.000	54	6,092,308	0.6	7.07	53.2	606
55.001 - 60.000	81	12,228,641	1.2	7.32	57.8	594
60.001 - 65.000	96	13,683,453	1.4	7.51	63.3	588
65.001 - 70.000	188	28,392,641	2.8	7.34	68.6	607
70.001 - 75.000	299	42,474,471	4.3	7.49	73.9	597
75.001 - 80.000	2,830	465,073,703	46.6	6.79	79.8	641
80.001 - 85.000	822	109,981,611	11.0	7.61	84.4	598
85.001 - 90.000	1,382	174,983,627	17.5	7.64	89.6	619
90.001 - 95.000	421	57,130,020	5.7	7.97	94.7	628
95.001 - 100.000	1,397	77,338,864	7.8	9.20	99.9	635
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	2,010	204,320,638	20.5	7.79	84.0	624
0.50	3	234,310	0.0	7.40	72.1	573
1.00	215	35,917,160	3.6	7.29	80.8	633
2.00	3,950	586,088,737	58.8	7.19	82.7	627
2.50	2	715,350	0.1	7.41	71.0	597
3.00	1,424	162,862,387	16.3	7.36	82.5	626
5.00	76	7,412,907	0.7	9.17	76.8	597
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	5,128	598,960,515	60.0	7.28	83.6	617
Reduced	1,360	193,678,274	19.4	7.48	82.8	647
No Income/ No Asset	49	6,635,811	0.7	9.40	73.1	648
Stated Income / Stated Assets	1,143	198,276,888	19.9	7.40	80.8	635
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	6,882	928,374,378	93.1	7.30	82.7	626
Second Home	36	6,065,896	0.6	7.95	87.8	662
Investor	762	63,111,213	6.3	8.14	83.7	634
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	717	200,673,176	20.1	6.72	79.5	643
Florida	870	122,287,732	12.3	7.52	83.4	633
Texas	778	67,751,813	6.8	7.96	84.2	612
Arizona	281	40,769,594	4.1	7.02	82.5	627
Ohio	434	38,282,092	3.8	7.65	85.9	612
Virginia	215	32,453,470	3.3	7.31	82.4	620
Michigan	394	32,453,325	3.3	7.90	85.3	610
Washington	184	30,535,186	3.1	7.01	83.2	639
Nevada	143	30,164,853	3.0	7.05	80.8	641
New Jersey	136	29,699,604	3.0	7.32	80.8	621
Georgia	278	29,525,136	3.0	7.52	84.7	617
Pennsylvania	276	26,604,472	2.7	7.84	84.0	609
New York	149	25,954,842	2.6	7.60	81.2	630
Maryland	137	24,254,274	2.4	6.98	81.9	614
Illinois	184	24,067,538	2.4	7.31	83.2	634
Other	2,504	242,074,379	24.3	7.60	84.5	619
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	4,131	497,371,840	49.9	7.38	84.2	640
Refinance - Rate Term	496	66,351,840	6.7	7.28	82.6	622
Refinance - Cashout	3,053	433,827,808	43.5	7.34	81.3	611
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	4,912	779,098,540	78.1	7.15	82.5	627
Arm 3/27	443	59,932,728	6.0	7.15	82.3	636
Arm 5/25	47	9,455,753	0.9	6.82	78.1	657
Arm 6 Month	3	649,760	0.1	6.57	72.4	628
Fixed Rate - Balloon 15 /30	660	26,817,552	2.7	10.58	96.5	624
Fixed Rate	1,615	121,597,154	12.2	8.12	82.5	614
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	6,407	792,148,461	79.4	7.39	83.0	623
PUD	612	107,722,218	10.8	7.12	82.6	637
Condo	307	42,901,437	4.3	7.08	81.3	651
2 Family	256	39,669,807	4.0	7.51	81.3	643
3-4 Family	70	13,570,829	1.4	7.34	80.7	639
Co-op	27	1,451,329	0.1	8.53	87.0	604
Manufactured Housing	1	87,407	0.0	8.99	71.5	637
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	63	9,259,091	1.1	6.48	80.2	660
4.01 - 4.50	181	33,821,145	4.0	6.05	79.4	656
4.51 - 5.00	563	107,491,507	12.7	6.25	79.9	650
5.01 - 5.50	915	158,731,367	18.7	6.63	81.0	644
5.51 - 6.00	1,522	216,133,100	25.5	7.09	82.3	632
6.01 - 6.50	707	118,153,446	13.9	7.40	83.0	617
6.51 - 7.00	778	127,711,835	15.0	7.83	84.4	607
7.01 - 7.50	296	37,016,503	4.4	8.30	85.8	594
7.51 - 8.00	220	25,989,834	3.1	8.65	86.9	592
8.01 - 8.50	110	10,610,847	1.2	9.07	89.2	587
8.51 - 9.00	36	3,108,641	0.4	9.75	87.7	592
9.01 - 9.50	10	702,530	0.1	9.76	87.3	579
9.51 - 9.79	4	406,936	0.0	9.86	88.3	557
Total:	5,405	849,136,781	100.0	7.14	82.4	628

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	24	2,656,543	0.3	10.08	78.1	583
4 - 6	43	5,264,277	0.6	9.16	76.2	592
7 - 9	8	900,308	0.1	8.56	77.8	600
10 - 12	3	334,506	0.0	6.99	85.6	623
13 - 15	13	1,692,832	0.2	8.43	83.8	615
16 - 18	27	5,799,184	0.7	7.29	79.3	592
19 - 21	1,229	186,947,890	22.0	6.92	81.5	625
22 - 24	3,599	578,577,741	68.1	7.20	82.9	629
25 - 27	1	165,259	0.0	7.63	90.0	643
28 - 30	13	2,274,189	0.3	7.30	72.4	611
31 - 33	117	16,375,339	1.9	6.68	81.6	641
34 - 36	281	38,692,960	4.6	7.10	83.3	639
37 - 59	47	9,455,753	1.1	6.82	78.1	657
Total:	5,405	849,136,781	100.0	7.14	82.4	628

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.50 - 11.50	166	35,365,979	4.2	5.74	80.1	653
11.51 - 12.00	409	82,341,372	9.7	5.97	78.9	654
12.01 - 12.50	666	128,119,897	15.1	6.35	80.2	648
12.51 - 13.00	829	146,193,067	17.2	6.76	81.1	637
13.01 - 13.50	607	101,450,945	11.9	7.12	82.8	628
13.51 - 14.00	794	126,093,069	14.8	7.33	82.9	622
14.01 - 14.50	626	81,127,577	9.6	7.84	85.2	613
14.51 - 15.00	582	71,681,744	8.4	8.23	85.5	600
15.01 - 15.50	322	34,284,564	4.0	8.72	87.8	595
15.51 - 16.00	223	25,027,155	2.9	9.05	86.8	589
16.01 - 16.50	71	6,210,930	0.7	9.49	85.8	597
16.51 - 17.00	45	4,876,850	0.6	9.89	87.7	591
17.01 - 17.50	23	2,275,559	0.3	10.73	81.4	564
17.51 - 18.00	12	792,168	0.1	11.29	81.6	584
18.01 - 21.60	30	3,295,904	0.4	9.61	76.5	614
Total:	5,405	849,136,781	100.0	7.14	82.4	628

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	59	10,647,855	1.3	5.92	77.8	662
4.51 - 5.50	369	70,470,123	8.3	6.15	79.6	648
5.51 - 6.00	496	94,047,132	11.1	6.09	80.0	652
6.01 - 6.50	820	144,995,314	17.1	6.51	80.8	643
6.51 - 7.00	1,053	186,596,267	22.0	6.90	81.6	635
7.01 - 7.50	692	112,757,382	13.3	7.37	83.0	621
7.51 - 8.00	669	92,924,107	10.9	7.82	84.1	609
8.01 - 8.50	447	55,823,447	6.6	8.32	87.3	601
8.51 - 9.00	387	46,065,255	5.4	8.77	87.2	588
9.01 - 9.50	196	17,210,857	2.0	9.27	88.9	598
9.51 - 10.00	123	10,779,181	1.3	9.73	88.2	588
10.01 - 10.50	37	2,796,328	0.3	10.24	83.5	559
10.51 - 11.00	19	1,099,398	0.1	10.72	80.9	561
11.01 - 11.50	14	1,333,692	0.2	11.27	81.0	578
11.51 - 12.00	7	464,093	0.1	11.77	81.6	592
12.01 - 12.50	8	480,203	0.1	12.32	73.9	550
12.51 - 14.13	9	646,148	0.1	13.19	67.8	549
Total:	5,405	849,136,781	100.0	7.14	82.4	628

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	5	1,095,585	0.1	6.69	74.5	627
1.50	220	45,667,278	5.4	7.06	81.5	628
2.00	516	39,453,836	4.6	7.82	85.2	623
3.00	4,659	762,020,665	89.7	7.12	82.4	629
5.00	4	751,866	0.1	6.94	81.6	681
6.00	1	147,552	0.0	5.95	80.0	630
Total:	5,405	849,136,781	100.0	7.14	82.4	628

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	4,590	717,492,939	84.5	7.10	82.4	630
1.50	815	131,643,842	15.5	7.36	82.9	618
Total:	5,405	849,136,781	100.0	7.14	82.4	628

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	6,589	749,971,078	75.2	7.58	83.4	616
24	83	21,420,618	2.1	6.65	80.0	677
36	6	1,459,234	0.1	6.85	79.9	702
60	976	219,133,350	22.0	6.69	81.5	657
84	20	4,528,978	0.5	6.62	74.2	666
120	6	1,038,229	0.1	6.77	74.3	665
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation